Dreyfus Massachusetts Intermediate Municipal Bond Fund

SEMIANNUAL REPORT
September 30, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Massachusetts
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Massachusetts Intermediate Municipal Bond Fund covers the six-month period from April 1, 2001 through September 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

It is impossible to address the economy and the financial markets without first mentioning the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks and high yield bonds. And, realistically, the investment environment has become even more challenging in the wake of these traumatic events. However, municipal bonds have generally been one of the bright spots in an otherwise difficult investment environment. Although lower interest rates generally caused tax-exempt bond yields to fall, investors who allocated a portion of their overall investment portfolios to municipal bonds enjoyed the benefits of tax-exempt income and potential capital appreciation.

Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, manage risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Massachusetts Intermediate Municipal Bond Fund perform during the period?

For the six-month period ended September 30, 2001, the fund achieved a total return of 3.24% .(1) In comparison, the Lipper Massachusetts Intermediate Municipal Debt Funds category average achieved a total return of 3.22% for the same period.(2)

We attribute the fund's good performance to a favorable environment for municipal bonds during the reporting period. Bonds with intermediate-term maturities provided especially strong returns because of falling short-term interest rates and high levels of demand from individual investors seeking an investment alternative to a declining stock market.

What is the fund's investment approach?

The fund's objective is to seek as high a level of income exempt from federal and Commonwealth of Massachusetts income taxes as is consistent with the preservation of capital. We also seek to provide a competitive total return consistent with this income objective.

In managing the fund, we employ two primary strategies. First, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting tax-exempt bonds that we believe are the most likely to provide an attractive total return.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although we do not manage the fund in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund's performance during the reporting period. When the reporting period began, the economy had already begun to slow. In an attempt to reverse this trend, the Federal Reserve Board (the "Fed" ) implemented five short-term interest-rate cuts during the reporting period. All told, the Fed reduced short-term interest rates by 2.00 percentage points during the reporting period. In this declining interest-rate environment, municipal bond yields also fell.

In addition, the market was strongly influenced by supply-and- demand factors. Demand for high quality, tax-exempt securities surged from Massachusetts residents seeking an investment alternative to a declining stock market. These factors further supported municipal bond prices. Strong market conditions were especially advantageous for intermediate-term bonds, which were the focus of demand among individual investors.

The fund was also affected by the terrorist attacks of September 11, which had negative repercussions throughout the U.S. economy. Airlines and airports, which issue tax-exempt bonds to finance equipment and operations, were among the hardest hit industries, causing their bond prices to fall. However, because we invested only in bonds from large, well-established airlines, we believe that these securities have the potential to recover in the months ahead.

Early in the reporting period, we attempted to increase the fund's level of diversification. This strategy was designed to spread across a broader range of issuers and securities the risk that economic weakness might adversely affect state-issued general obligation debt. We increased the fund's diversification using securities issued by towns and revenue-producing essential services facilities. Later in the reporting period, as the market rebounded amid robust demand from individual investors, we sold a number of lower rated bonds and locked in profits.

What is the fund's current strategy?

Our strategy remains: identifying income-producing securities consistent with our efforts to preserve shareholders' capital. Accordingly, we have continued to focus on high quality, intermediate-term bonds that we believe will continue to be subject to robust demand from Massachusetts residents. In addition, we have recently intensified our focus on credit quality as yield differences have narrowed between highly rated and lower rated bonds.

In the currently troubled economic environment, our security selection strategy emphasizes income-producing securities over those that derive their returns from price changes. Historically, income-oriented securities have tended to hold their value better in uncertain markets. Of course, there is no guarantee of how any investment will perform in the future.

October 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2001 (Unaudited)



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--87.7%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--67.5%

Boston 5.75%, 2/1/2013                                                                        1,000,000                1,109,180

Boston Industrial Development Financing Authority, Revenue

   (Pilot Seafood Project) 5.875%, 4/1/2030                                                   1,000,000                1,020,700

Fall River 5.25%, 6/1/2010 (Insured; MBIA)                                                    1,000,000                1,071,620

Haverhill 5%, 8/15/2011 (Insured; FSA)                                                        1,620,000                1,709,489

Lawrence 5.50%, 2/1/2012 (Insured; AMBAC)                                                       570,000                  630,215

Lowell:

   5.60%, 4/1/2005 (Insured; FSA)                                                             1,530,000                1,663,385

   5.30%, 12/15/2010 (Insured; AMBAC)                                                         1,000,000                1,082,010

Massachusetts Bay Transportation Authority

  (General Transportation System):

      6%, 3/1/2005                                                                              970,000                1,033,302

      6%, 3/1/2006                                                                            1,230,000                1,310,270

      5.50%, 3/1/2012 (Insured; MBIA)                                                         1,000,000                1,109,250

Massachusetts Commonwealth:

   6%, 8/1/2010 (Insured; AMBAC)                                                              1,500,000                1,725,705

   Consolidated Loan:

      5.75%, 5/1/2003                                                                           500,000                  519,885

      5%, 9/1/2005                                                                            2,000,000                2,149,720

      5.30%, 7/1/2006                                                                         1,750,000                1,909,897

      7.79%, 12/1/2010                                                                        2,000,000  (a,b)         2,309,220

      5.50%, 6/1/2011 (Prerefunded 6/1/2006, Insured; FGIC)                                   2,000,000  (c)           2,213,120

      5.75%, 2/1/2013 (Prerefunded 2/1/2005, Insured; MBIA)                                   1,000,000  (c)           1,097,670

      5.80%, 2/1/2017 (Prerefunded 2/1/2010)                                                  5,000,000  (c)           5,693,450

   Federal Highway:

      5.50%, 12/15/2009                                                                       1,000,000                1,110,350

      5.50%, 6/15/2014                                                                        1,000,000                1,072,990

Massachusetts Developmental Finance Agency, Revenue:

   (Mount Holyoke College) 5.125%, 7/1/2021                                                   1,500,000                1,505,715

   Resource Recovery (Ogden Haverhill) 6.70%, 12/1/2014                                         825,000                  872,924

Massachusetts Educational Financing Authority,

  Education Loan Revenue:

      5.70%, 7/1/2011 (Insured; AMBAC)                                                        1,645,000                1,760,693

      5%, 1/1/2013 (Insured; AMBAC)                                                           2,000,000                2,039,640

Massachusetts Health and Educational

  Facilities Authority, Revenue:

    (Bentley College):

         5.50%, 7/1/2003 (Insured; MBIA)                                                        260,000                  271,289

         5.50%, 7/1/2003

            (Prerefunded 7/1/2002, Insured; MBIA)                                               240,000  (c)             250,889


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and Educational

  Facilities Authority, Revenue (continued):

    (Cape Cod Health System)

         5%, 11/15/2002 (Insured; College Construction

         Loan Insurance Association)                                                          1,000,000                1,029,060

      (Caritas Christi Obligation Group) 5.25%, 7/1/2005                                      1,000,000                1,025,730

      (Faulkner Hospital) 5.75%, 7/1/2003                                                     1,850,000                1,920,726

      (Hallmark Health System)

         5.25%, 7/1/2010 (Insured; FSA)                                                       2,055,000                2,208,118

      (Massachusetts General Hospital)

         6%, 7/1/2004 (Insured; AMBAC)                                                        1,875,000                2,009,662

      (New England Medical Center Hospitals)

         5.75%, 8/1/2003                                                                        385,000                  381,858

         4.90%, 7/1/2006 (Insured; MBIA)                                                      1,365,000                1,444,211

      (Partners Healthcare System)

         5.125%, 7/1/2011 (Insured; MBIA)                                                     1,000,000                1,054,420

      (University of Massachusetts - Worcester Campus)

         5.25%, 10/1/2014 (Insured; FGIC)                                                     1,000,000                1,063,630

Massachusetts Housing Finance Agency, Housing Projects

   6.30%, 10/1/2013                                                                           2,000,000                2,091,000

Massachusetts Industrial Finance Agency, Revenue:

  (Combined Jewish Philanthropies)

      5.65%, 2/1/2003 (Insured; AMBAC)                                                          795,000                  829,797

   (Ogden Haverhill Project):

      5.20%, 12/1/2008                                                                        1,300,000                1,330,446

      5.45%, 12/1/2012                                                                        1,000,000                  998,840

   (Refusetech, Inc. Project) 6.15%, 7/1/2002                                                 1,800,000                1,836,432

Massachusetts Municipal Wholesale Electric Co.,

   Power Supply Systems Revenue 5.875%, 7/1/2003                                                500,000                  520,485

Massachusetts Port Authority, Revenue:

   5.10%, 7/1/2010                                                                            1,175,000                1,217,312

   (United Airlines, Inc.):

      5.50%, 1/1/2017                                                                         2,000,000                2,059,080

      5.75%, 10/1/2029                                                                        1,000,000                  891,230

Massachusetts Water Pollution Abatement Trust,

  Water Pollution Abatement Revenue (Pool Loan Program):

      5.25%, 2/1/2008                                                                         1,000,000                1,081,410

      5.70%, 2/1/2012                                                                         2,025,000                2,237,949

      5.70%, 2/1/2012                                                                           235,000                  250,440

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Water Resource Authority

   5.50%, 8/1/2011 (Insured; MBIA)                                                            2,000,000                2,223,900

Medford 5%, 3/15/2003 (Insured; AMBAC)                                                        1,040,000                1,107,642

New Bedford 5.60%, 3/1/2003                                                                     600,000                  622,908

New England Education Loan Marketing Corp.,

  Student Loan Revenue:

      6%, 3/1/2002                                                                              500,000                  506,395

      6.90%, 11/1/2009                                                                        1,000,000                1,129,090

Norwood:

   5%, 1/15/2014                                                                                780,000                  822,081

   5%, 1/15/2015                                                                                780,000                  814,546

Pioneer Valley Transit Authority, COP

   5.70%, 2/1/2003 (Insured; CGIC)                                                            1,240,000                1,295,428

Plymouth County, COP (Correctional Facility Project):

   5%, 4/1/2013                                                                               2,000,000                2,119,000

   5%, 4/1/2015 (Insured; AMBAC)                                                              1,500,000                1,546,365

Route 3 North Transportation

  Improvement Association, LR

   5.75%, 6/1/2015 (Insured; MBIA)                                                            1,500,000                1,637,775

Springfield 5%, 8/1/2018 ( Insured; FGIC)                                                     1,000,000                1,012,880

Sudbury 5%, 6/1/2015                                                                          1,165,000                1,208,827

Triton School District 5%, 4/1/2016 (Insured; FGIC)                                           1,420,000                1,469,672

Worcester 6%, 8/1/2003                                                                          545,000                  573,498

U. S. RELATED--20.2%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            2,000,000                2,166,360

   5.75%, 7/1/2014                                                                            2,000,000                2,157,380

Guam Economic Development Authority, Tobacco Settlement:

   Zero Coupon, 5/15/2009                                                                       860,000  (d)             664,273

   Zero Coupon, 5/15/2010                                                                       500,000  (d)             386,925

   Zero Coupon, 5/15/2014                                                                     1,250,000  (d)             953,838

   Zero Coupon, 5/15/2015                                                                       350,000  (d)             266,689

Guam Government, LOR, (Infrastructure Improvement)

   5%, 11/1/2012 (Insured; AMBAC)                                                             1,000,000                1,058,230

Puerto Rico Commonwealth:

   5%, 7/1/2005                                                                               2,450,000                2,580,364

   5.375%, 7/1/2005                                                                           1,000,000                1,086,180

   5.50%, 7/1/2010                                                                            2,000,000                2,233,000


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Commonwealth (continued):

  (Public Improvement):

      5.50%, 7/1/2011                                                                         1,000,000                1,114,580

      5.50%, 7/1/2013 (Insued; FSA)                                                           1,500,000                1,687,545

      5.25%, 7/1/2014 (Insued; FSA)                                                           1,000,000                1,098,150

Puerto Rico Electric Power Authority,

   Power Revenue 5.50%, 7/1/2008                                                              1,000,000                1,107,140

Puerto Rico Industrial Tourist Educational,

  Medical and Environmental Control

  Facilities Financing Authority, Industrial Revenue

   (Guaynabo Warehouse) 4.35%, 7/1/2006                                                       1,000,000                1,015,630

Puerto Rico Municipal Finance Agency

   5%, 7/1/2009 (Insured; FSA)                                                                1,725,000                1,863,535

Virgin Islands Public Finance Authority, Revenue:

   6%, 10/1/2004                                                                                965,000                1,009,303

   5.625%, 10/1/2010                                                                          1,000,000                1,081,410

   5.875%, 10/1/2018                                                                            500,000                  501,380

Virgin Islands Water and Power Authority, Electric Systems

   5.125%, 7/1/2011                                                                           1,000,000                1,054,470

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $104,472,409)                                                                                               108,900,803
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--15.5%
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Commonwealth,

   Central Artery, VRDN 2.70%                                                                 5,000,000  (e)           5,000,000

Massachusetts Health and Educational

  Facilities Authority, VRDN:

      (Capital Asset Program) 2.00%, Series B (Insured; MBIA)                                 3,200,000  (e)           3,200,000

      (Capital Asset Program) 2.15%, Series C (Insured; MBIA)                                 4,300,000  (e)           4,300,000

      (Capital Asset Program) 2.20%, Series D (Insured; MBIA)                                 2,000,000  (e)           2,000,000

Massachusetts Water Resource Authority

   (Multi.- Modal) 2.20% (Insured; AMBAC)                                                     4,700,000  (e)           4,700,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $19,200,000)                                                             19,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,672,409)                                                            103.2%              128,100,803

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.2%)              (4,022,035)

NET ASSETS                                                                                       100.0%              124,078,768

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

CGIC                      Capital Guaranty Insurance
                             Company

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

LOR                       Limited Obligation Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond
                             Investors Assurance
                             Insurance Corporation

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              40.0

AA                               Aa                              AA                                               23.0

A                                A                               A                                                11.8

BBB                              Baa                             BBB                                               8.3

BB                               Ba                              BB                                                 .7

F1+, F-1                         MIG1, VMG1 & P1                 SP1, A1                                          15.0

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.2

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2001, THIS
     SECURITY AMOUNTED TO $2,309,220 OR 1.9% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(E)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
     CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST
     RATES.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2001 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,672,409  128,100,803

Interest receivable                                                   1,403,311

Receivable for investment securities sold                               553,215

Prepaid expenses                                                          9,107

                                                                    130,066,436
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            56,209

Cash overdraft due to Custodian                                       1,307,933

Payable for investment securities purchased                           4,606,238

Accrued expenses                                                         17,288

                                                                      5,987,668
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,078,768
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,144,720

Accumulated undistributed investment income--net                         32,527

Accumulated net realized gain (loss) on investments                 (2,526,873)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              4,428,394
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,078,768
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 8,949,908

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.86

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,324,919

EXPENSES:

Management fee--Note 3(a)                                              291,122

Shareholder servicing costs--Note 3(b)                                  26,981

Professional fees                                                       15,855

Registration fees                                                        7,535

Custodian fees                                                           6,491

Prospectus and shareholders' reports                                     4,279

Trustees' fees and expenses--Note 3(c)                                   3,728

Loan commitment fees--Note 2                                               311

Miscellaneous                                                            7,176

TOTAL EXPENSES                                                         363,478

INVESTMENT INCOME--NET                                               1,961,441
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                119,316

Net unrealized appreciation (depreciation) on investments            1,159,893

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,279,209

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,240,650

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2001         Year Ended
                                              (Unaudited)     March 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,961,441           3,057,523

Net realized gain (loss) on investments           119,316              29,552

Net unrealized appreciation (depreciation)
   on investments                               1,159,893           3,007,043

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,240,650           6,094,118
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,942,637)          (3,048,028)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  45,113,057          23,155,720

Dividends reinvested                            1,484,190           2,050,689

Cost of shares redeemed                       (5,721,176)         (11,722,854)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      40,876,071           13,483,555

TOTAL INCREASE (DECREASE) IN NET ASSETS       42,174,084           16,529,645
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            81,904,684          65,375,039

END OF PERIOD                                 124,078,768           81,904,684

Undistributed investment income--net               32,527               9,495
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,283,876           1,724,456

Shares issued for dividends reinvested            108,145             153,520

Shares redeemed                                 (418,595)            (885,889)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,973,426              992,087

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                      September 30, 2001(a)                                Year Ended March 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.70         13.12         13.71         13.59          13.07         13.15

Investment Operations:

Investment income--net                                 .28           .59           .59           .58            .59           .58

Net realized and unrealized
   gain (loss) on investments                          .16           .58          (.59)          .12            .52          (.08)

Total from Investment
   Operations                                          .44          1.17            --           .70           1.11           .50

Distributions:

Dividends from
   investment income--net                             (.28)         (.59)         (.59)         (.58)          (.59)         (.58)

Net asset value, end of period                       13.86         13.70         13.12         13.71          13.59         13.07
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.46(b)       9.11           .03          5.25           8.63          3.98
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                                  .75(c)        .80           .80           .80            .80           .80

Ratio of net investment income
   to average net assets                              4.04(c)       4.40          4.42          4.25           4.39          4.42

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           .05           .11           .09            .06           .10

Portfolio Turnover Rate                               9.29(b)      12.85         15.05         13.04          29.22         23.45
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     124,079        81,905        65,375        70,957         65,686        61,931

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     ACCRETING MARKET DISCOUNT ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR
     THE PERIOD ENDED SEPTEMBER 30, 2001 WAS TO INCREASE NET INVESTMENT INCOME
     PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY LESS THAN $.01; RATIOS WERE NOT AFFECTED BY THESE
     CHANGES. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     APRIL 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  NOT ANNUALIZED.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Intermediate Municipal Bond Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,285 during the period ended September 30, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $2,646,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $2,228,000 of the carryover expires in fiscal 2004, $306,000 expires in fiscal 2005 and $112,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2001, the fund was charged $9,908 pursuant to the Shareholder Services Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2001, the fund was charged $10,567 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended September 30, 2001, redemption fees charged and retained by the fund amounted to $1,367.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2001, amounted to $37,735,610 and $8,553,931, respectively.

At September 30, 2001, accumulated net unrealized appreciation on investments was $4,428,394, consisting of 4,558,782 gross unrealized appreciation and $130,388 gross unrealized depreciation.

At September 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 5-Change in Accounting Principle:

As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to April 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $4,228 increase in accumulated undistributed investment income-net and a corresponding $4,228 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended September 30, 2001 was to increase net investment income by $3,004, increase net unrealized appreciation (depreciation) by $667 and decrease net realized gains (losses) by $3,671. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                       For More Information

                        Dreyfus Massachusetts Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  268SA0901